UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)      March 1, 2006
                                                      --------------------------

                              SEACOR Holdings Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                     1-12289                   13-3542736
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(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)


11200 RICHMOND, SUITE 400, HOUSTON, TEXAS                           77082
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 (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code       (281) 899-4800
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 28, 2006, SEACOR Holdings Inc. (the "Company"), Seabulk International, Inc., a wholly-owned subsidiary of the Company ("Seabulk"), the guarantors named therein and U.S. Bank National Association, as trustee, entered into a third supplemental indenture (the "Supplemental Indenture") to the Indenture, dated as of August 5, 2003 among Seabulk, the guarantors listed on the signature pages thereto and the trustee (as amended and supplemented, the "Indenture"), governing Seabulk's 9 1/2% Senior Notes due 2013 (the "Notes"). The Supplemental Indenture became effective on February 28, 2006 upon its execution and will become operative on March 2, 2006 upon the Company's payment of the consent fee in connection with the solicitation of consents from holders of Notes to certain proposed amendments to the Indenture. The amendments contained in the Supplemental Indenture permit certain transactions between the Company and its subsidiaries, on the one hand, and Seabulk and its restricted subsidiaries, on the other hand, and permit the Company to substitute the financial reports that it files with the SEC for Seabulk's financial reports. In addition, the terms of the Supplemental Indenture provide that the Company will fully and unconditionally guarantee, on a senior unsecured basis, Seabulk's obligations under the Notes and the Indenture. A copy of the Supplemental Indenture is filed herewith as Exhibit 4.1 and is incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits

4.1 Third Supplemental Indenture, dated as of February 28, 2006, among Seabulk International, Inc., SEACOR Holdings Inc., the guarantors named therein and U.S. Bank National Association, as trustee.








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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SEACOR Holdings Inc.

                                   By: /s/ Richard Ryan
                                       -------------------------------------
                                   Name: Richard Ryan
                                   Title: Senior Vice President and
                                          Chief Financial Officer

Date:  March 1, 2006





















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
                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

4.1 Third Supplemental Indenture, dated as of February 28, 2006, among Seabulk International, Inc., SEACOR Holdings Inc., the guarantors named therein and U.S. Bank National Association, as trustee.



























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